EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     IN CONNECTION WITH THE QUARTERLY REPORT OF MOUNTAIN OIL, INC. ON FORM 10-QSB FOR THE PERIOD ENDED SEPTEMBER 30, 2003
 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), JOSEPH OLLIVIER, CHIEF EXECUTIVE OFFICER AND LYNN STRATFORD, CHIEF FINANCIAL OFFICER OF THE COMPANY, CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULT OF OPERATIONS OF THE COMPANY.


                                                        BY:  /S/ JOSEPH OLLIVIER
                                                             -------------------
                                                                JOSEPH  OLLIVIER
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                                          BY  /S/ LYNN STRATFORD
                                                              ------------------
                                                                  LYNN STRATFORD
                                                       CHIEF  FINANCIAL  OFFICER